MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 8
Payment Date:     28-Aug-98
Reporting Month:  July

              Class                                                                                       Interest
             Interest      Beginning        Interest                      Principal           Total         Applied
   Class      Rate         Balance          Accrual         Payment       Payment           Distribution    Losses   Ending Balance

Class A-1     5.876250%    $218,911,836.74  $1,071,983.90  $1,071,983.90  $25,086,335.72  $26,158,319.62   $0.00    $193,825,501.02
Class A-2     6.256250%    $142,000,000.00    $740,322.92    $740,322.92           $0.00     $740,322.92   $0.00    $142,000,000.00
Class A-3    12.000000%     $89,978,000.00    $899,780.00    $899,780.00           $0.00     $899,780.00   $0.00     $89,978,000.00


                           $450,889,836.74  $2,712,086.82  $2,712,086.82  $25,086,335.72  $27,798,422.54   $0.00    $425,803,501.02


                                        Principal      Interest
Class         CUSIP        Priority      Type           Type
Class A-1     589962AY5    Senior        Sequential     Floater
Class A-2     589962AZ2    Senior        Sequential     Floater
Class A-3     589962BA6    Senior        Sequential     Floater


MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 8

Payment Date:          28-Aug-98
Reporting Month:       July

                                                                 Interest   Interest      Principal   Principal
                                      Original    Integral       Accrual    Payment       Payment     Ending
Class     Original Balance  Pct Pool Denomination Record Date    Factor     Factor        Factor      Balance           Factor


Class A-1 $710,500,000.00   75.00%    $1,000.00   31-Jul-98     1.50877396  1.50877396  35.30800242  $193,825,501.02    0.27280155
Class A-2 $142,000,000.00   14.99%    $1,000.00   31-Jul-98     5.21354169  5.21354169   0.00000000  $142,000,000.00    1.00000000
Class A-3  $89,978,000.00    9.50%    $1,000.00   31-Jul-98    10.00000000 10.00000000   0.00000000   $89,978,000.00    1.00000000

          $942,478,000.00                                                                            $425,803,501.02





MERIT SECURITIES CORPORATION



Funds Account Activity Report
MERIT Series 8
Payment Date:   28-Aug-98
Report Date:    July

Collateral Proceeds Account


Beginning Balance                                 $0.00

Deposits                                                   Withdrawals

Interest Net of Servicing Fee             $2,956,953.69    Interest Payments              $2,712,086.82
Principal                                $25,339,733.06    Principal Payments            $25,086,335.72
Deposits From Reserve Fund                        $0.00    Surplus                          $466,328.95
Other Deposits                                    $0.00    FSA Fee                           $31,935.26
                                                           Discount Principal Reserve             $0.00


Total Deposit                            $28,296,686.75    Total Withdrawals             $28,296,686.75


Ending Balance:                                   $0.00



Note: "Principal" and Interest Net of Servicing Fee" includes Advances on Delinquencies






MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 8

Payment Date:         28-Aug-98
Reporting Month       July

Reserve Funds and Subordination



                             Initial Coverage     Beginning Coverage   Adjustments Losses   Insured Balance       Ending Coverage

Type
Pool Over Collateralization  0.50% $4,736,097.11   1.00% $4,554,442.80 ($253,397.34)        $430,104,546.48 1.00% $4,301,045.46

Surplus Summary

  Class                                      Total Distribution
  Surplus                                     $466,328.95

  Delinquency Statistics

Directly Held Mortgage Loans*
                                                           % of
                    # of Loans      Current Balance   Current Balance
  30+ Days                 1            $450,000             0.10%
  60+ Days                 0                  $0             0.00%
  90+ Days                 0                  $0             0.00%
  Foreclosure              0                  $0             0.00%
  REO                      1            $209,709             0.06%

  Totals                   2            $659,709             0.17%


Underlying Mortgage Loans**
                                       Current              % of
                      # of Loans      Balance          Current Balance
  30+ Days                76      $12,265,595.99             3.52%
  60+ Days                16       $2,469,311.11             0.71%
  90+ Days                55       $9,900,949.20             2.84%
  Foreclosure             39       $8,044,576.43             2.31%
  REO                     28       $4,844,481.84             1.39%

  Totals                 214      $37,524,914.57            10.76%

  Advances on Delinquencies                           $250,187.99
  Non-Recoverable Advances on Delinquencies                 $0.00

*Not covered by Pool Insurance policy **Covered by various Pool Insurance policies 1) Release of funds in excess of Target Overcollateralization Amount. See Indenture, Prospectus and their respective Supplements for complete details.